Rule 497(d)


                                    FT 545

                Ibbotson(R) Cornerstone, Equity Style Portfolio
                Ibbotson(R) Centerpiece, Equity Style Portfolio
                  Ibbotson(R) Pinnacle, Equity Style Portfolio

               Supplement to the Prospectus dated June 26, 2001

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) have been removed from the portfolios of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002